SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE STANDARD REGISTER COMPANY

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2011
B A R C O D E
THE STANDARD REGISTER COMPANY		Meeting Information Meeting Type: Annual Meeting For holders as of: March 01, 2011 Date: April 28, 2011 Time: 11:00 AM EDT Location: Corporate Headquarters 600 Albany Street Dayton, Ohio 45417

THE STANDARD REGISTER COMPANY 600 ALBANY STREET DAYTON, OH 45417

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 OF 2 12 15

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Broadridge Internal Use Only

Standard Register Managing the documents you can’t live without

--- Before You Vote --- How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

2. Form 10-K

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Voting items
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees
01 David P. Bailis	02 Roy W. Begley, Jr.	03 F. David Clarke, III	04 Julie D. Klapstein	05 Michael E. Kohlsdorf	B A R C O D E
06 R. Eric McCarthey	07 Joseph P. Morgan, Jr.	08 John J. Schiff, Jr.	09 John Q. Sherman, II

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. Proposal to approve The Standard Register Company 2011 Equity Incentive Plan.

3. Proposal to approve an amendment to The Standard Register Company Management Incentive Compensation Plan.

4. Proposal to ratify the appointment of Battelle & Battelle LLP, Certified Public Accountants, as The Standard Register Company’s independent auditors for the year 2011.

NOTE:  According to their best judgment on any and all matters as may properly come before the meeting or any adjournments thereof, The Board of Directors does not know of any other matter to be brought before the Annual

Meeting other than the four described above.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASSA	123,456,789,012.12345
THE COMPANY NAME INC. - ClassB	123,456,789,012.12345
THE COMPANY NAME INC. - ClassC	123,456,789,012.12345
THE COMPANY NAME INC. - ClassD	123,456,789,012.12345
THE COMPANY NAME INC. - ClassE	123,456,789,012.12345
THE COMPANY NAME INC. - ClassF	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE